Exhibit 99.28

(a) UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On February 21, 2023, Unique Logistics International, Inc. (the “Company”) completed the acquisition by and between the Company and Unique Logistics Holdings Limited, a Hong Kong corporation (the “ULHL”), whereby the Company acquired from ULHL all of ULHL’s share capital in eight (8) of ULHL’s operating subsidiaries (“ULHL Entities” or “Targets”).

Name of acquired operating subsidiary	Purchased Percentage	Designation
Unique Logistics International (H.K.) Limited	100%	Consolidated subsidiary
Unique Logistics International (Vietnam) Co., Ltd.	65%	Consolidated subsidiary
ULI (South China) Limited	70%	Consolidated subsidiary
Unique Logistics International (South China) Limited	70%	Consolidated subsidiary
Unique Logistics International (India) Private Ltd.	65%	Consolidated subsidiary
ULI (North & East China) Company Limited	50%	Equity-method investment
Unique Logistics International Co., Ltd	50%	Equity-method investment
TGF Unique Limited	49.99%	Equity-method investment

Simultaneously with Closing, pursuant to a separate Stock Purchase Agreement, the Company entered into a related-party transaction with Frangipani Trade Services, Inc. (“FTS”). FTS is owned by the Chief Executive Officer of the Company. Pursuant to the FTS Purchase Agreement, the Company purchased the remaining 35% of shares of Unique-India owned by FTS, which resulted in the Company owning all of the share capital of Unique-India. In consideration for the 35% of shares of Unique-India, the Company issued a promissory note to FTS in the principal amount of $500,000, bearing no interest with a maturity date of February 21, 2025.

The following unaudited pro forma condensed combined financial statements and related notes are based on the Company’s and the ULHL Entities’ historical financial statements after giving effect to the ULHL Entities Acquisition, and the assumptions, reclassifications, and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

●	A stock purchase agreement (the “SPA Agreement”), signed on April 28, 2022, by and between the Company and Unique Logistics Holdings Limited, a Hong Kong corporation (the “Seller”), whereby the Company acquired from the Seller all of Seller’s share capital (the “Purchased Shares”) in eight (8) of Seller’s subsidiaries as listed in Schedule I of the Purchase Agreement, as included in the Current Report on Form 8-K, filed with the SEC on May 3, 2022.

●	The historical audited financial statements of the Company for the year ended May 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on September 13, 2022.

●	The historical unaudited condensed consolidated financial statements of the Company for the three and nine months ended November 30, 2022, included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on January 17, 2023.

This unaudited pro forma financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of ULHL Entities occurred on the dates indicated. The unaudited pro forma combined statement of operations for the six months ended November 30, 2022, and the year ended May 31, 2022, give effect to the ULHL Entities acquisition as if it had occurred on June 1, 2021. The unaudited proforma combined balance sheet as of November 30, 2022, gives effect to the ULHL Entities acquisition as if it had occurred on November 30, 2022, with recurring acquisition related adjustments reflected for such period.

Further, the unaudited pro forma financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

(b) UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

UNIQUE LOGISTICS INTERNATIONAL INC.

Unaudited Condensed Combined Balance Sheets

As of November 30, 2022

(Unaudited)

	Registrant Historical	Target Historical	Acquisitions		Proforma Adjustments	Notes	Proforma Combined
Current assets:
Cash and cash equivalents	$1,244,044	$11,045,792	$(3,500,000)	1	$-		$8,789,836
Accounts receivable, net	51,348,532	22,950,709	-		(11,436,143)	3	62,863,098
Contract assets	13,804,866	8,304,512	-		-		22,109,378
Other current assets	2,260,969	-	-		-		2,260,969
	68,658,411	42,301,013	(3,500,000)		(11,436,143)		96,023,281

Non-current assets:
Goodwill	4,463,129	-	3,294,251	1	-		7,757,380
Intangible assets, net	6,984,131	-	6,515,000	1	-		13,499,131
Equity in net assets of affiliated companies	-	-	18,940,749	1	(7,794,749)	2	11,146,000
Deferred tax asset	987,648	-	-		-		987,648
Property and equipment, net	223,757	485,975	-		-		709,732
Right of use asset	10,579,787	-	-		-		10,579,787
Other long-term assets, net	1,596,926	479,650	-		-		2,076,576

Total Assets	$93,493,789	$43,266,638	$25,250,000		$(19,230,892)		$142,779,535

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable	$30,955,524	$30,950,517	$-		$(11,436,143)	3	$50,469,898
Accrued expenses and other current liabilities	4,898,634	-	-		1,063,479	5;	5,962,113
Accrued freight	1,195,946	-	-		-		1,195,946
Revolving credit facility	20,691,815	-	-		-		20,691,815
Current portion of notes payable – net of discount	304,167	-	-		-		304,167
Current portion of long-term debt due to related parties	349,631	-	23,750,000	1	-		24,099,631
Current portion of operating lease liability	1,796,661	-	-		-		1,796,661
	60,192,378	30,950,517	23,750,000		(10,106,794)		104,520,231
Non-current liabilities
Other long-term liabilities	141,330	1,053,602			-		1,194,932
Long-term-debt due to related parties, net of current portion	150,655	-	1,500,000	1	-		1,650,655
Operating lease liability, net of current portion	8,891,206	-	-		-		8,891,206
Derivative Liability	11,693,338	-	-		-		11,693,338
Total Liabilities	81,068,907	32,004,119	25,250,000		(10,106,794)		127,950,363

Stockholders’ Equity
Preferred stock	941	-	-		-		941
Common stock	799,142	2,989,310	-		(2,989,310)	2	799,142
Additional paid-in capital	180,220	-	-		-		180,220
Retained earnings	11,444,579	4,805,439	-		(5,868,918)	2; 5;	10,381,100
Total Stockholders’ Equity attributable to the registrant	12,424,882	7,794,749	-		(8,858,228)		11,361,403

Noncontrolling Interest	-	$3,467,770	-		-		3,467,770
Total Stockholders’ Equity	12,424,882	11,262,519	-		(8,858,228)		14,563,303

Total Liabilities and Stockholders’ Equity	$93,493,789	$43,266,638	$25,250,000		$(19,230,892)		$142,779,535

UNIQUE LOGISTICS INTERNATIONAL INC.

Unaudited Pro Forma Condensed Combined Statements of Operations

For six month ended November 30, 2022

(Unaudited)

	Registrant Historical	Target Historical	Proforma Adjustments	Notes	Proforma Combined

Revenue	$225,346,105	$110,145,514	$(16,073,150)	4	$319,418,469
Cost of revenue	204,591,472	99,795,870	(16,073,150)	4	288,314,192
Gross profit	20,754,633	10,349,644	-		31,104,277

Operating Expenses:
Depreciation and amortization	402,640	78,186	-		480,826
Selling, general and administrative	10,509,579	5,527,949	-		16,037,528
Equity investments (Income)	-	(2,850,912)	-		(2,850,912)
Total operating expenses	10,912,219	2,755,223	-		13,667,442

Income from operations	9,842,414	7,594,421	-		17,436,835

Other (Income) Expense
Interest	2,329,985	36,076	570,925	5	2,936,986
Change in fair value of derivative liabilities	(744,656)	-	-		(744,656)
Total Other Expense	1,585,329	36,076	570,925		2,192,330

Income before income taxes	8,257,085	7,558,345	(570,925)		15,244,505

Income tax expense (benefit)	1,664,047	389,033	(114,185)	5	1,938,895

Net income (loss)	6,593,038	7,169,312	(456,740)		13,305,610

Less net income attributable to noncontrolling interest	-	(812,149)	-		(812,149)

Net Income (loss) attributable to registrant	$6,593,038	$6,357,163	$(456,740)		$12,493,461

Net income (loss) per common share - common	$0.01				$0.02

Net income (loss) per common share - diluted	$0.00				$0.00

Weighted average common shares outstanding - basic	771,683,232				771,683,232

Weighted average common shares outstanding - diluted	9,650,508,886				9,650,508,886

UNIQUE LOGISTICS INTERNATIONAL INC.

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year Ended May 31, 2022

	Registrant Historical (Audited)	Target Historical (Unaudited)	Proforma Adjustments	Notes	Proforma Combined

Revenue	$1,014,486,680	$360,616,588	$(103,589,227)	4	$1,271,514,041
Cost of revenue	971,610,651	324,269,814	(103,589,227)	4	1,192,291,238
Gross profit	42,876,029	36,346,774	-		79,222,803

Operating Expenses:
Depreciation and amortization	782,352	-	-		782,352
Selling, general and administrative	25,569,260	14,562,973	-		40,132,233
Equity investments (Income)	-	(14,623,125)	-		(14,623,125)
Total operating expenses	26,351,612	(60,152)	-		26,291,460

Income from operations	16,524,417	36,406,926	-		52,931,343

Other Expense
Interest expense, net	5,632,551	389,178	758,425	5	6,780,154
Losses on extinguishment of debt	922,316	-	-		922,316
Change in fair value of derivative liabilities	4,020,698	-	-		4,020,698
Total Other Expense	10,575,565	389,178	758,425		11,723,168

Net income before income tax	5,948,852	36,017,748	(758,425)		41,208,175

Income tax expense (benefit)	2,414,298	2,871,447	(151,685)	5	5,134,060

Net income (loss)	3,534,554	33,146,301	(606,740)		36,074,115

Deemed Dividend	(4,565,725)	-	-		(4,565,725)

Less net income attributable to noncontrolling interest	-	(5,412,908)	-		(5,412,908)

Net Income (loss) attributable to registrant	$(1,031,171)	$27,733,393	(606,740)		$26,095,482

Net income (loss) per common share - common	$(0.00)				$0.04

Net income (loss) per common share - diluted	$(0.00)				$0.04

Weighted average common shares outstanding - basic	605,817,180				605,817,180

Weighted average common shares outstanding - diluted	605,817,180				605,817,180

(c) NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The unaudited proforma condensed combined financial statements are based on Company’s and ULHK Entities historical financial statements as adjusted to give effect to the acquisition of ULHL Entities and issuance of debt necessary to finance the acquisition. The unaudited pro forma combined statement of operations for the six months ended November 30, 2022, and the year ended May 31, 2022, give effect to the ULHL Entities acquisition as if it had occurred on June 1, 2021. The unaudited proforma combined balance sheet as of November 30, 2022, gives effect to the ULHL Entities acquisition as if it had occurred on November 30, 2022, with recurring acquisition related adjustments reflected for such period.

The Company and the ULHL’s operating subsidiaries have different fiscal year ends. The historical unaudited pro forma condensed combined statement of operations for the six months ended November 30, 2022, combines the Company’s historical unaudited consolidated statement of operations for the six months ended November 30, 2022, with the results of the ULHL’s operating subsidiaries for the six months ended September 30, 2022, as derived from the historical statement of operations of ULHL’s operating subsidiaries. The historical unaudited statement of operations of ULHL’s operating subsidiaries for the six months ended September 30, 2022, was determined by adding the historical audited statement of operations of ULHL’s operating subsidiaries for the nine-month ended September 30, 2022, and subtracting the historical condensed statement of operations for the three months ended March 31, 2022.

The historical unaudited pro forma condensed combined statement of operations for the year ended May 31, 2022 combines the Company’s historical audited consolidated statement of operations for the year ended May 31, 2022 with the results of the ULHL’s operating subsidiaries for the year ended March 31, 2022, as derived from the historical statement of operations of ULHL’s operating subsidiaries. The historical unaudited statement of operations of ULHL’s operating subsidiaries for the year ended March 31, 2022 was determined by adding the historical unaudited condensed statement of operations of ULHL’s operating subsidiaries for the three months ended March 31, 2022 to its historical audited statement of operations for the year ended December 31, 2021, and then subtracting the historical unaudited condensed statement of operations for the three months ended March 31, 2021.

2. DESCRIPTION OF TRANSACTION

On February 21, 2023, Unique Logistics International, Inc. (the “Company”) completed the acquisition via a stock purchase agreement signed on April 28, 2022, and applicable amendments (the “Purchase Agreement”), by and between the Company and Unique Logistics Holdings Limited, a Hong Kong corporation (the “ULHL”), whereby the Company acquired from ULHL all of ULHL’s share capital in eight (8) of ULHL’s operating subsidiaries as listed in Schedule I of the SPA Agreement (the “ULHL Entities Acquisition”).

Promissory Notes:

Under the SPA, payment of the Initial Purchase Price was to be made by the Company’s delivery of $21,000,000 in cash and issuance by the Company of a promissory note in favor of the Seller in the principal amount of $1,000,000 (the “Original Note”) for a total of $22,000,000 As part of the Company and the Seller’s agreement to restructure the Transaction under Amendment No. 2, the Company and the Seller agreed to the following: (a) the Company would, as contemplated under the SPA, issue the Original Note; (b) reduce the cash portion of the Initial Purchase Price payable at Closing from $21,000,000 (the “Initial Cash Portion”) to $3,500,000; and (c) in lieu of payment in cash of the balance of the Initial Cash Portion, equal to $17,500,000, the Company would issue certain additional promissory notes consisting of the following:

●	Promissory Note in the principal amount of $4,500,000 which matures March 7, 2023, having an interest rate of 15%.

●	Promissory Note in the principal amount of $5,000,000 which matures April 7, 2023, having an interest rate of 15%.

●	Promissory Note in the principal amount of $5,000,000 which matures June 30, 2023, having an interest rate of 15%.

●	Promissory Note in the principal amount of $2,000,000 due June 30, 2023 (the “Initial Taiwan Maturity Date”), bearing no interest and payable on: (a) July 15, 2023, provided that all government and other regulatory approvals necessary or required by Taiwan in order to consummate the Transaction as the same relates to Unique-Taiwan (the “Taiwan Approvals”) have been received by the Initial Taiwan Maturity Date; or (b) in the event that the Taiwan Approvals have not been received by the Taiwan Maturity Date, payment under this promissory note will be due and payable within fifteen (15) days of receipt of the Taiwan Approvals. This promissory note was issued in lieu of cash otherwise due under the original Local SPA in respect of the Purchased Shares of Unique-Taiwan.

●	Promissory Note in the principal amount of $1,000,000 due June 30, 2023 (the “Initial Vietnam Maturity Date”), bearing no interest and payable on: (a) July 15, 2023, provided that all government and other regulatory approvals necessary or required by Vietnam in order to consummate the Transaction as the same relates to Unique-Vietnam (the “Vietnam Approvals”) have been received by the Initial Vietnam Maturity Date; or (b) in the event that the Vietnam Approvals have not been received by the Vietnam Maturity Date, payment under this promissory note will be due and payable within fifteen (15) days of receipt of the Vietnam Approvals. This promissory note was issued in lieu of cash otherwise due under the original Local SPA in respect of the Purchased Shares of Unique-Vietnam.

Contingent Considerations:

At Closing, the Company issued two additional promissory notes, in lieu of cash, as payment of certain milestones set forth in the SPA that were already achieved, (these additional promissory notes, together with the aforementioned promissory notes, collectively, the “Promissory Notes”):

●	Promissory Note in the principal amount of $2,500,000 due on June 30, 2023, having an interest rate of 15%. This Promissory Note was issued in respect of the purchase price adjustment provided for under the SPA.

●	Promissory Note in the principal amount of $2,000,000 due on February 21, 2024, and bearing no interest. This Promissory Note was issued in respect of the purchase price adjustment provided for under the SPA.

In addition to the Initial Purchase Price, ULHL will be eligible for an additional one-time cash earn-out payment (the “Earn Out Payment”), in the amount of (i) $2,500,000, if the EBITDA of the Purchased Shares, in the aggregate, exceeds $5,000,000 for the one-year period beginning on July 1, 2022 and ending June 30, 2023 (the “Earn Out Period”), or (ii) $2,000,000, if the EBITDA of the Purchased Shares, in the aggregate is equal to or less than $5,000,000 but exceeds $4,500,000, for the Earn Out Period, in each case, to be paid by the Company within 90 days of June 30, 2023. Management estimated fair value of the earnout payment based on the actual up to date performance of the acquired entities and the probability of the earn out payment occurrence to be at $1,750,000 as of November 30, 2022.

3. ACCOUNTING POLICIES

The Company will account for the ULHL Entities Acquisition using the acquisition method of accounting for business combinations. Under the acquisition method of accounting, the total consideration paid is allocated to an acquired company’s tangible and intangible assets, liabilities, and any non-controlling interest based on their estimated fair values as of the acquisition date. Once we complete our final valuation processes for the ULHL Entities Acquisition, we may report changes to the value of the assets acquired, as well as the amount of goodwill, and those changes could differ materially from what we present here.

During the year ended May 31, 2022 and the six months ended November 30, 2022, the Registrant incurred $0.5 million and $0.3 million of non-recurring transaction costs associated with these transactions which were directly expensed in the period incurred.

4. PRELIMINARY PURCHASE PRICE CONSIDERATION

	Maturity Date	Description	Amount	Interest rate

Cash at closing			$3,500,000

Promissory Notes	3/7/2023	Note 1 to ULHL	4,500,000	15.0%
	4/7/2023	Note 2 to ULHL	5,000,000	15.0%
	6/30/2023	Note 3 to ULHL	5,000,000	15.0%
	2/21/2025	Note 4 to ULHL	1,000,000	-
	2/21/2025	Note 5 to FTS	500,000	-
	6/30/2023	Note 6 to ULHL*	2,000,000	-
	6/30/2023	Note 7 to ULHL*	1,000,000	-
			19,000,000
Contingent considerations
	6/30/2023	Note 8 to ULHL	2,500,000	15.0%
	2/21/2024	Note 9 to ULHL	2,000,000	-
	2/21/2024	Earnout payment	1,750,000	-
			6,250,000

Total Purchase Price			$28,750,000

* The Principal Amount outstanding under these Notes shall mature on June 30,2023 and be payable on: (a) July 15, 2023, provided that the government (Taiwan and Vietnam) approvals have been received by the Maturity Date; or (b) in the event that the government approval have not been received by the Maturity Date, payment under this Note shall be due and payable thereafter within fifteen (15) days of receipt of the government approvals.

5. PRELIMINARY PURCHASE PRICE ALLOCATION

As of November 30, 2022
(Unaudited)
Fair Value
Assets Acquired:
Current assets	$42,301,013
Equity method investments	11,146,000
Identifiable intangible assets	6,514,999
Other non-current assets	965,625

Liabilities Assumed:
Current liabilities	(30,950,517
Long term liabilities	(1,053,602
Less non-controlling interest	(3,467,770

Goodwill	3,294,251
Purchase Price	$28,750,000

6. TRANSACTION ACCOUNTING ADJUSTMENTS

(1) Reflects the purchase price of $28,750,000 to be paid for ULHL entities as a combination of cash $3,500,000 paid in cash at closing and issuance of the related party notes (notes 1,2, 3, 6 , 7, 8 and 9) recorded as $23,750,000 in current liabilities, and $1,500,000 in promissory notes (notes 4 and 5) as a long-term debt. The total purchase price is the basis for preliminary estimate of goodwill, in the amount of $3,294,251 which represents excess of the purchase price over the fair value of ULHL entities identifiable assets acquired and liabilities assumed. The preliminary fair value of equity in net assets of acquired affiliated companies equals $4,875,473 plus the equity method goodwill of $6,270,527 for a total of $11,146,000.

(2) Reflects elimination of Investment in affiliated companies on the books of the Registrant against the equity of the acquired ULHL entities

(3) Reflects elimination of intercompany balances in accounts payable and receivable.

(4) Reflects elimination of intercompany balances in revenue and expenses. Any intercompany profit would not be material and will be passed onto the ultimate third-party customer.

(5) Reflects an assumption that the acquisitions took place in the beginning of the reporting period, or June 1, 2021, and financed with notes, accordingly interest expense was estimated and added as an additional expense to the combined proforma financial statements. This interest was estimated to be $758,425 for the year ended May 31, 2022 and $570,925 for the six months ended November 30, 2022, net of the anticipated tax benefit of $151,685 and $114,185, respectively.